Exhibit 10.45
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQUITRANS MIDSTREAM CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

November 1, 2020

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: Ray Franks

RE:    Heyl Well Pad

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, the Well Pad of Producer located in Washington County, PA within the Applicable Area on TPN: 020-028-00-00-002-01 and known as the Heyl Well Pad (“Heyl Well Pad”) has an Anticipated Production Date of [***];
WHEREAS, the Connection Notice Information for the Additional Receipt Point at the Heyl Well Pad contemplates that such Additional Receipt Point meets the Additional Connection Criteria and, pursuant and subject to the terms of the Gathering Agreement, Gatherer is obligated to connect such Additional Receipt Point to the Gathering System at the Heyl Well Pad at Gatherer’s sole cost and expense, including with respect to the acquisition of all rights of way; and
WHEREAS, Producer is willing to deliver Dedicated Gas produced from the Heyl Well Pad to the point of interconnection (“Mako Interconnect”) with Gatherer’s NIMAD001 pipeline (the “Mako Line”) as depicted on Exhibit A attached hereto (the “Heyl Receipt Point”) rather than at the Heyl Well Pad.

WHEREAS, the Parties wish to add a new Delivery Point in the Mercury System AMI at Gatherer’s sole cost and expense, as detailed herein.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Connection of Well Line to Heyl Receipt Point.
(a)Gatherer, at its own expense, covenants and agrees to install and place into service the equipment and appurtenant facilities required at the Mako Interconnect for the Heyl Receipt Point on or before the later of (i) [***] and (ii) [***] (“Heyl Completion Date”), consistent with the responsibility matrix set forth on Exhibit B (“Responsibility Matrix”).
(b)Gatherer, at its own expense, covenants and agrees to install the related dehydration facilities and Measurement Facilities on the Heyl Well Pad on or before the Heyl Completion Date and thereafter own, operate and maintain such facilities; provided, however, Producer has agreed to provide Gatherer with sufficient space on the Heyl Well Pad for such facilities.
(c)Producer, at its own expense, covenants and agrees to construct and install a well line that is at least [***] inches in diameter with a MAOP of [***] psig (“Well Line”) extending from the Heyl Well Pad Measurement Facilities to the Heyl Receipt Point, at which point Gatherer shall receive Dedicated Gas into the Gathering System for delivery under and subject to the Gathering Agreement. Producer shall connect the Well Line to the Mako Line at the Mako Interconnect on or before [***], consistent with the Responsibility Matrix, provided, however, that Gatherer’s sole remedy for Producer’s failure to construct the Well Line shall be the delay of the Heyl Completion Date, as described in Section 1(a) hereof. Producer shall thereafter own, operate and maintain the Well Line at its own expense and shall be responsible for all line losses attributable to the Well Line.
(d)Producer hereby agrees, to the extent that it may do so contractually and lawfully (excluding contractual, legal or other rights granted to Producer pursuant to oil, gas or mineral lease), to grant and convey to Gatherer an easement and right of way, including without limitation, the right of ingress and egress to and from the Heyl Well Pad along the route depicted on Exhibit A, for the purpose of installing, maintaining, inspecting, operating, replacing, disconnecting and removing the dehydration facilities and Measurement Facilities on the Heyl Well Pad and the Well Line.
(e)Gatherer agrees, to the extent that it may do so contractually and lawfully, to grant and convey to Producer necessary easement and right of way and any permits to aid in Producer’s installation of the Well Line.
(f)Notwithstanding anything herein to the contrary, this Letter Agreement shall not alter or affect Producer’s remedies under the Gathering Agreement for Gatherer’s failure to provide service at the Heyl Receipt Point in accordance with the terms thereof, provided, however, that, for the limited purposes of the Heyl Receipt Point, the term Completion Deadline shall, as it applies thereto, mean the Heyl Completion Date.
2.Transition to Low Pressure; Incremental Compression.
(a)Gatherer, at its own expense, covenants and agrees to construct and install a well line at the location depicted on Exhibit C of approximately [***] feet in length and at least [***] inches in diameter with a MAOP of at least [***] psig (“Jupiter Line”) connecting the Heyl Well Pad to the Gathering System at a new receipt valve near the Mako Interconnect and flowing to the Jupiter and BJ System AMI within [***] months of the Heyl Completion Date (such date of completion being the “Jupiter Line Completion Date”). Such new receipt valve shall thereafter become the Heyl Receipt Point and Gatherer reserves right to remove the original Heyl Receipt Point at the Mako Interconnect.
(b)Upon the Jupiter Line Completion Date, (i) the Heyl System AMI shall be eliminated and the Heyl Receipt Point shall become a part of the Jupiter and BJ System AMI, (ii) the Heyl Receipt Point shall be transitioned from High Pressure to Low Pressure, (iii) the dehydration facilities located on the Heyl Well Pad shall be removed, and (iv) Incremental Compression shall be reduced by [***] HP.
(c)Pursuant to (and not, for the avoidance of doubt, in addition to) Section 5.1(d) of the Gathering Agreement, Dedicated Gas received into the Gathering System from the Heyl Receipt Point after the Jupiter Line Completion Date shall be subject to an Incremental Compression Fee equal to the product of (A) the aggregate quantity of Gas serviced from Incremental Compression, stated in Dth, received from Producer or for Producer’s account (including Dedicated Gas produced by any Affiliate) during such Month at the Heyl Receipt Point multiplied by (B) the number of stages of compression utilized with such Incremental Compression multiplied by (C) the applicable amounts set forth in Exhibit H to the Gathering Agreement; provided, however the Parties hereby agree that the stages of compression utilized for the purpose of clause (B) shall be [***] stage of compression if the average Low Pressure Receipt Point Pressure is greater than or equal to [***] psig and two (2) stages of compression if the average Low Pressure Receipt Point Pressure is less than [***] psig; and provided, further, Producer shall be credited an amount of [***] Dollars ($[***]) against any Incremental Compression Fees thereafter accrued, in the aggregate, with respect to Dedicated Gas received by Gatherer at the Heyl Receipt Point.
(d)In the event that the Jupiter Line Completion Date does not occur by the date that is [***] months following the Heyl Completion Date, Producer shall be credited an amount of [***] Dollars ($[***]) against any fees (including Reservation Fees, Overrun Fees, Pipeline Drip Handling Fees, and Incremental Compression Fees) thereafter accrued, in the aggregate, under the Gathering Agreement.
3.     Mercury System AMI Additional Delivery Point. The Parties agree that Exhibit C to the Gathering Agreement shall hereby be amended to include an additional Delivery Point (the “Eureka Smithfield Delivery Point”) in the Mercury AMI, as set forth on Exhibit D. The Eureka Smithfield Delivery Point shall be connected to Eureka Midstream LLC’s Smithfield gathering pipeline and shall provide Services to each of the Receipt Points connected upstream of the Stingray WG100 Delivery Point. Gatherer shall connect the Eureka Smithfield Delivery Point to the Gathering System at Gatherer’s sole cost and expense. Parties agree the MRDO for the Eureka Smithfield Delivery Point shall be [***] Mcfd and all Services to such Delivery Point shall be Interruptible Service. The Parties acknowledge that all Gas tendered to the Receipt Points upstream of the Stingray WG100 Delivery Point shall flow either (a) entirely to the existing Stingray WG100 Delivery Point or (b) entirely to the Eureka Smithfield Delivery Point, and in no event shall proportional flow to each Delivery Point be permitted.
4.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
5.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:      /s/ Paul Kress
Name: Paul Kress
Title: Vice President, Business Development

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:      /s/ Toby Rice
Name:      Toby Rice
Title:      President & CEO

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:      /s/ Toby Rice
Name:      Toby Rice
Title:      President & CEO

RICE DRILLING B LLC,
a Delaware limited liability company

By:      /s/ Toby Rice
Name:      Toby Rice
Title:      President & CEO

EQT ENERGY, LLC,
a Delaware limited liability company

By:      /s/ Keith Shoemaker
Name:      Keith Shoemaker
Title:      SVP Commercial

Exhibit A

[***]

Exhibit B

[***]

Exhibit C

[***]

Exhibit D

[***]

SYSTEM AMI	Gas Type	Initial MDQ (Mcfd)	Maximum MDQ (Mcfd)	System Compressor Station	System Compression Station GPS	LP MDQ (Mcfd)	Suction Pressure (psig)	LUF Target %	Fuel Target %	MAOP	Avg Allowable Operating Pressure (psig)	Delivery Points	Delivery Point GPS	FTS Credit Delivery Point	Initial MRDO (Mcfd)[2]	Maximum MRDO (Mcfd)
MERCURY	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]

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